Exhibit 99.1

Execution Version

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of December 5, 2021, is by and among Cyclades Parent, Inc., a Delaware corporation (“Parent”), Cyclades Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and the Persons set forth on Schedule I attached hereto (each, a “Stockholder”).

WHEREAS, each Stockholder is, as of the date hereof, the record and/or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement) of the number of shares of common stock (each, a “Share” and collectively, the “Shares”) of GCP Applied Technologies Inc., a Delaware corporation (the “Company”), as set forth opposite the name of such Stockholder on Schedule I hereto; and

WHEREAS, Parent, Merger Sub, the Company and solely for the purposes of Section 8.13 thereof, Compagnie de Saint-Gobain S.A. (“Guarantor”) have entered into an Agreement and Plan of Merger, dated as of the date hereof, in the form attached hereto as Exhibit A and as may be amended, supplemented or otherwise modified from time to time (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1

Representations and Warranties of Stockholder.

Each Stockholder hereby severally and jointly represents and warrants to Parent and Merger Sub as follows:

(a) As of the time of execution of this Agreement, such Stockholder (i) is the beneficial owner of the Shares set forth opposite such Stockholder’s name on Schedule I to this Agreement (together with any Shares or other Equity Interests of the Company, which such Stockholder may beneficially own at any time in the future during the term of this Agreement, such Stockholder’s “Stockholder Securities”); provided, however, that the Stockholder Securities of such Stockholder shall not include any Shares or other Equity Interests of the Company that such Stockholder Transfers following the date of this Agreement pursuant to Section 3(a) hereof, and (ii) except as set forth in Schedule I to this Agreement, neither holds nor has any beneficial ownership interest in any other Shares or other Equity Interests of the Company.

(b) This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency (including all applicable legal requirements relating to fraudulent transfers), reorganization, moratorium and similar legal requirements of general applicability relating to or affecting creditors’ rights and subject to general principles of equity.

(c) Neither the execution and delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will result in a material violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Stockholder is a party or by which such Stockholder or Stockholder’s assets are bound, except for such material violations, defaults or conflicts as would not prevent or materially delay such Stockholder’s performance of its obligations under this Agreement. Assuming all notifications, filings, registrations, permits, authorizations, consents and approvals to be obtained or made by the Company, Parent or Merger Sub in connection with the Merger Agreement and the Company’s performance of its obligations under the Merger Agreement, the consummation by such Stockholder of the transactions contemplated hereby will not (i) materially violate any provision of any decree, order or judgment applicable to such Stockholder, (ii) require any consent, approval, or notice under any legal requirements applicable to such Stockholder, other than as required under the Exchange Act and the rules and regulations promulgated thereunder and other than such consents, approvals and notices that, if not obtained, made or given, would not prevent or materially delay such Stockholder’s performance of its obligations under this Agreement, or (iii) if such Stockholder is an entity, materially violate any provision of such Stockholder’s organizational documents, except in each such case as would not prevent, impair or materially delay such Stockholder’s performance of its obligations under this Agreement.

(d) The Stockholder Securities and the certificates, if any, representing the Stockholder Securities owned by such Stockholder are now, and at all times during the term hereof will be, held by such Stockholder or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens and encumbrances, except for any such liens or encumbrances arising hereunder, any applicable restrictions on transfer under the Securities Act and any liens or encumbrances that would not impair such Stockholder’s ability to perform its obligations hereunder (collectively, “Permitted Encumbrances”).

(e) Such Stockholder has full voting power, with respect to all of the Stockholder Securities, including power of disposition, power to issue instructions with respect to the matters set forth herein, and power to agree to all of the matters set forth in this Agreement. The Stockholder Securities of such Stockholder are not subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Stockholder Securities.

(f) As of the time of execution of this Agreement, there is no Proceeding pending or, to the actual knowledge of such Stockholder, threatened against such Stockholder at law or equity before or by any Governmental Entity that would reasonably be expected to materially impair or delay the performance by such Stockholder of its obligations under this Agreement or otherwise materially adversely impact such Stockholder’s ability to perform its obligations hereunder.

(g) No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Stockholder (it being understood that arrangements of the Company or its other affiliates shall not be deemed to be an arrangement of such Stockholder).

(h) Except for the representations and warranties expressly set forth in this Section 1 hereof, such Stockholder does not make any express or implied representation or warranty with respect to such Stockholder or with respect to any other information provided, or made available, to Parent, Merger Sub, or their respective Representatives or affiliates in connection with this Agreement, including the accuracy or completeness thereof. Such Stockholder acknowledges that none of Parent, Merger Sub, nor any Person on behalf of the foregoing, makes, and such Stockholder has not relied upon, any express or implied representation or warranty with respect to Parent, Merger Sub, or any of their respective Subsidiaries or with respect to any other information provided to such Stockholder in connection with this Agreement including the accuracy or completeness thereof other than the representations and warranties contained in Section 2 hereof. Such Stockholder acknowledges and agrees that, to the fullest extent permitted by applicable Law, Parent, Merger Sub, and their respective Subsidiaries, affiliates, stockholders, controlling persons or Representatives shall not have any liability or responsibility whatsoever to such Stockholder, or its respective affiliates, stockholders, controlling persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement) provided or made available or statements made (or any omissions therefrom), to such Stockholder, or any of its respective affiliates, stockholders, controlling persons or Representatives, except as and only to the extent expressly set forth in Section 2 hereof.

Section 2

Representations and Warranties of Parent and Merger Sub.

Each of Parent and Merger Sub hereby jointly and severally represents and warrants to each Stockholder as follows:

(a) Each of Parent and Merger Sub is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware and each of Parent and Merger Sub has the corporate power and authority to execute and deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and each has taken all necessary action to duly authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub, and, assuming this Agreement constitutes legal, valid and binding obligations of the other parties hereto, constitute the legal, valid and binding obligations of each of Parent and Merger Sub, are enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency (including all legal requirements relating to fraudulent transfers), reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and subject to general principles of equity.

(c) Assuming all notifications, filings, registrations, permits, authorizations, consents and approvals to be obtained or made by the Company, Parent or Merger Sub in connection with the Merger Agreement and the Company’s performance of its obligations under the Merger Agreement, the consummation by Parent and Merger Sub of the transactions contemplated hereby will not: (i) cause a violation, or a default, by Parent or Merger Sub of any applicable legal requirement or decree, order or judgment applicable to Parent or Merger Sub, or to which either Parent or Merger Sub is subject; or (ii) conflict with, result in a breach of, or constitute a default on the part of Parent or Merger Sub under any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which either Parent or Merger Sub is a party or by which either Parent or Merger Sub or their respective assets are bound, except for such violations, defaults or conflicts as would not, individually or in the aggregate, prevent or materially delay the performance by either Parent or Merger Sub under this Agreement.

(d) Except for the representations and warranties expressly set forth in this Section 2 hereof, neither Parent nor Merger Sub make any express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided, or made available, to any Stockholder, or its respective Representatives or affiliates in connection with this Agreement, including the accuracy or completeness thereof. Each of Parent and Merger Sub acknowledges that no Stockholder, nor any Person on behalf of any Stockholder, makes, and none of Parent or Merger Sub has relied upon, any express or implied representation or warranty with respect to any Stockholder or any of its respective Subsidiaries or with respect to any other information provided to Parent or Merger Sub in connection with this Agreement including the accuracy or completeness thereof other than the representations and warranties contained in Section 1 hereof. Each of Parent and Merger Sub acknowledges and agrees that, to the fullest extent permitted by applicable Law, each Stockholder, and its respective Subsidiaries, affiliates, stockholders, controlling persons or Representatives shall not have any liability or responsibility whatsoever to Parent, Merger Sub, any Parent Subsidiary, or their respective affiliates, stockholders, controlling persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement) provided or made available or statements made (or any omissions therefrom), to Parent, Merger Sub, any Parent Subsidiary, or any of their respective affiliates, stockholders, controlling persons or Representatives, except as and only to the extent expressly set forth in Section 1 hereof.

Section 3

Transfer of the Shares; Other Actions.

(a) Prior to the earlier of (i) the Termination Date and (ii) the date on which the Company Stockholder Approval shall have been obtained, except in the case where Parent has provided its prior written consent (not to be unreasonably withheld, conditioned or delayed), each Stockholder shall not, and shall cause each of its affiliates not to: (i) transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or create any lien or encumbrance (other than Permitted Encumbrances) (a “Transfer”) on, any rights relating to any or all of such

Stockholder’s Stockholder Securities (including any rights arising in connection with or relating to any Rights); (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Stockholder Securities with respect to any matter that is in contravention of the obligations of such Stockholder under this Agreement with respect to the Stockholder Securities; (iv) deposit any of the Stockholder Securities into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Stockholder Securities, in contravention of the obligations of Stockholder under this Agreement; or (v) knowingly take or cause the taking of any other action that would materially restrict or prevent the performance of such Stockholder’s obligations hereunder; provided, however, that notwithstanding any of the foregoing, the disposition of any Stockholder Securities to an unaffiliated third party pursuant to the termination by an investor (that is not an affiliate of such Stockholder and which such Stockholder does not have the right to prevent from terminating such account and requiring such Transfer) of an account managed by a Stockholder shall not be deemed a Transfer and, to the extent applicable, shall be treated as Permitted Encumbrance for purposes of this Agreement. Notwithstanding the foregoing, any Transfer of Stockholder Securities to an affiliate of such Stockholder shall be permitted, but only if, in each case, prior to the effectiveness of such Transfer, the transferee agrees in writing to be bound by the applicable terms hereof (unless such transferee is a Stockholder) and notice of such Transfer is delivered to Parent pursuant to Section 8(a) hereof.

(b) Each Stockholder agrees that it will not exercise any dissenter’s rights available to Stockholder with respect to the Merger pursuant to Section 262 of the DGCL.

(c) Prior to the earlier of the Termination Date and the date on which the Company Stockholder Approval shall have been obtained, each Stockholder (in its or his capacity as a stockholder of the Company) shall not, shall cause each of its or his controlled affiliates not to, and shall use reasonable best efforts to cause each person that controls such Stockholder (each, a “Representative”) not to, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding, or the making of any proposal or offer that constitutes, an Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations, or furnish to any other person any non-public information, in each case, in connection with or for the purpose of encouraging or facilitating, an Acquisition Proposal (other than, solely in response to an unsolicited inquiry, to refer the inquiring person to this Section 3(c) and to limit its or his conversation or other communication exclusively to such referral), or (iii) approve or enter into any letter of intent or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an Acquisition Proposal; provided, that nothing herein shall prohibit any Stockholder or any of its or his controlled Affiliates or Representatives from participating in any discussions or negotiations with respect to a possible voting and support agreement in connection with an Acquisition Proposal in the event that the Company becomes permitted to take the actions set forth in Section 5.3(b) of the Merger Agreement with respect to such Acquisition Proposal.

(d) For purposes of this Agreement, the term “affiliate” shall have the meaning assigned to “affiliate” in the Merger Agreement, but shall not include any entity whose equity securities are registered under the Exchange Act (or are publicly traded in a foreign jurisdiction), solely by reason of the fact that one or more nominees or representatives of any of the Stockholders serves as a member of its board of directors or similar governing body, unless the Stockholders or their affiliates otherwise control such entity. For purposes of this Agreement, the Company shall not be deemed to be an affiliate of any of the Stockholders.

Section 4

Agreement to Vote

(a) Without in any way limiting Stockholder’s right to vote its Stockholder Securities in its sole discretion on any other matters that may be submitted to a stockholder vote of the Company, consent or other approval, at every annual, special or other meeting of the Company’s stockholders called, and at every adjournment or postponement thereof, such Stockholder (in such Stockholder’s capacity as a holder of the Stockholder Securities) shall, or shall cause the holder of record of such Stockholder’s Stockholders Securities on any applicable record date to, (i) appear at each such meeting or otherwise cause all of the Stockholder Securities of such Stockholder entitled to vote to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of the Stockholder Securities beneficially owned by Stockholder and entitled to vote (A) in favor of (1) the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement and (2) in favor of any proposal to adjourn or postpone such meeting of the Company’s stockholders to a later date if there are not sufficient votes to adopt the Merger Agreement, ((1) and (2) the “Transaction Matters”), and (B) against (x) any action or agreement which the Company Board recommends voting against and which would reasonably be expected to result in any of the conditions to consummate the Merger set forth in Article VI of the Merger Agreement either not being satisfied or being materially impaired or delayed in being able to be satisfied, and (y) any Acquisition Proposal.

(b) Notwithstanding the foregoing, each Stockholder shall retain at all times the right to vote the Stockholder Securities held by it in its sole discretion and without any other limitation on those matters other than those set forth in Section 4(a)(ii) hereof that are at any time or from time to time presented for consideration to the Company’s stockholders, including in connection with the election of directors, and no Stockholder shall be required to vote (or cause to be voted) any of such Stockholder’s Shares to amend the Merger Agreement (including any exhibit thereto) or take any action that could result in the amendment or modification, or a waiver of a provision therein, in any such case, in a manner that alters or changes (in a manner adverse to the Company or the Stockholder) the amount or kind of the consideration to be paid or that would result in termination of this Agreement pursuant to Section 6 hereof.

Section 5

Directors and Officers.

Notwithstanding any provision of this Agreement to the contrary, this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a holder of the Stockholder Securities and not in the capacity of such Stockholder, or the capacity of any partner, officer, employee or affiliate of such Stockholder, as a director, officer or employee of the Company or any of its Subsidiaries or in such Stockholder. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require any Stockholder or any partner, officer, employee or affiliate of such Stockholder to attempt to) limit or restrict any actions or omissions of a director and/or officer of the Company or any of its Subsidiaries, including, without limitation, in the exercise of his or her fiduciary duties as a director and/or officer of the Company or any of its Subsidiaries or prevent or be construed to create any obligation or restriction on the part of any director and/or officer of the Company or any of its Subsidiaries from taking any action in his or her capacity as such director or officer.

Section 6

Termination.

(a) This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately without any notice or other action by any Person, upon the earliest to occur of the following (the date of such termination, the “Termination Date”):

(i) termination of the Merger Agreement in accordance with its terms;

(ii) the Effective Time;

(iii) any Change of Board Recommendation effected by the Company Board in accordance with the terms and conditions of Section 5.3 of the Merger Agreement;

(iv) the Outside Date (as defined in the Merger Agreement, and as it may be extended from time to time in accordance with the terms of the Merger Agreement until March 6, 2023);

(v) any change to the terms of the Merger without the prior written consent of each Stockholder that (A) reduces the Merger Consideration with respect to the Shares or any consideration otherwise payable with respect to the Shares beneficially owned by such Stockholder (subject to adjustments in compliance with Section 2.6 of the Merger Agreement), (B) changes the form of consideration payable in the Merger or any consideration otherwise payable with respect to the Shares beneficially owned by such Stockholder, (C) modifies the closing conditions set forth in Article 6 of the Merger Agreement in a manner adverse to the interest of the Stockholders, (D) modifies the definition of “Outside Date” under the Merger Agreement in a manner adverse to the interest of the Stockholders or (E) modifies Article II of the Merger Agreement in a manner adverse to the interests of the Stockholders; or

(vi) the mutual written consent of Parent and each Stockholder.

(b) Upon termination of this Agreement, all obligations of the parties under this Agreement will terminate ab initio, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof, provided, however, that the termination of this Agreement shall not relieve any party hereto from liability from any willful and material breach of this

Agreement prior to such termination; provided, further, that this Section 6(b) and Section 8 hereof shall survive the termination of this Agreement; provided, further, that in the event the Company Stockholder Approval shall have occurred, no party hereto shall not have any liability or other obligation hereunder.

Section 7

Public Announcements.

Parent, Merger Sub and each Stockholder (in its capacity as a stockholder of the Company and signatory to this Agreement) shall only make public announcements regarding this Agreement and the transactions contemplated hereby that are consistent with the public statements made by the Company and Parent in connection with this Agreement, the Merger Agreement and the transactions contemplated thereby. Parent and their respective affiliates are authorized to disclose such Stockholder’s identity and such Stockholder’s holding of the Stockholder Securities and the nature of its commitments and obligations under this Agreement in any disclosure required by the SEC or other Governmental Entity with respect to the Merger, Company, Parent, Merger Sub or their respective affiliates (including the Proxy Statement) and in the press release announcing the Merger (subject in each case to written consent of such Stockholder (not to be unreasonably withheld, conditioned or delayed)). Each Stockholder agrees promptly to give to Parent, after written request therefor, any information required to be disclosed pursuant to United States securities laws in such disclosure documents, and shall consider in good faith any requests to provide information required under any other laws. Parent consents to and authorizes the publication and disclosure by each Stockholder of the nature of its commitments and obligations under this Agreement and such other matters as may be required in connection with this Agreement, the Merger Agreement, the Merger or the other transactions contemplated by this Agreement or the Merger Agreement, in any Form 4, Schedule 13D, Schedule 13G or other disclosure required by the SEC or other Governmental Entity to be made by any Stockholder in connection with this Agreement.

Section 8

Miscellaneous.

(a) Notices. Any notices or other communications to any party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) on the fifth Business Day after dispatch by registered or certified mail, (b) on the next Business Day if transmitted by national overnight courier, (c) on the date delivered if sent by email during normal business hours of the recipient (with written confirmation of transmission provided) and on the next Business Day if sent after normal business hours of the recipient or (d) when delivered by hand (with written confirmation of receipt), to Parent in accordance with Section 8.3 of the Merger Agreement and, with respect to each Stockholder to:

Starboard Value LP

777 Third Avenue, 18th Floor

New York, NY 10017

Attention: Peter A. Feld

Email: pfeld@starboardvalue.com

with a copy to (which shall not constitute notice):

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Attention: Steve Wolosky

       Andrew Freedman

Facsimile: (212) 451-2222

Email:      swolosky@olshanlaw.com

       afreedman@olshanlaw.com

(b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic mail, will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

(d) Entire Agreement, No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties, with respect to the subject matter hereof and thereof and (ii) is not intended to confer, nor shall it confer, upon any Person other than the parties hereto any rights or remedies or benefits of any nature whatsoever.

(e) Governing Law, Jurisdiction. This Agreement is governed by and construed in accordance with the laws of the State of Delaware. Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(a) hereof or in such other manner as may be permitted by applicable law, and nothing in this Section 8(e) will affect the right of any party hereto to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Proceeding arising out of or related to this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Proceeding in the Chosen Courts or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of the parties hereto agrees that a final judgment in any Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(f) Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8(f).

(g) Assignment. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto, except that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement to any party to whom they have assigned the Merger Agreement. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(h) Severability of Provisions. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(i) Specific Performance. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches, and in response to threatened breaches, of this Agreement and to enforce specifically the terms and provisions hereof. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(j) Amendment. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto, and no waiver or consent hereunder shall be effective against any party hereto unless it shall be in writing and signed by such party.

(k) Binding Nature. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns.

(l) No Presumption. This Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

(m) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Stockholder Securities. All rights, ownership and economic benefits of and relating to the Stockholder Securities shall remain vested in and belong to Stockholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct any Stockholder in the voting of any of the Stockholder Securities, except as otherwise specifically provided herein.

IN WITNESS WHEREOF, Parent, Merger Sub and the undersigned have caused this Agreement to be executed as of the date first written above by their respective officers or managers thereunto duly authorized.

Parent:

CYCLADES PARENT, INC.

By:	/s/ Mark Rayfield
Name: Mark Rayfield
Title: President

Merger Sub:

CYCLADES MERGER SUB, INC.

By:	/s/ Mark Rayfield
Name: Mark Rayfield
Title: President

Signature Page to Voting and Support Agreement

Starboard Value LP

By: Starboard Value GP LLC, its general partner

By:	/s/ Peter A. Feld

Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Value and Opportunity Master Fund Ltd

By: Starboard Value LP, its investment manager

By:	/s/ Peter A. Feld

Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Value and Opportunity Master Fund L LP

By: Starboard Value L LP, its general partner

By:	/s/ Peter A. Feld

Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Value and Opportunity C LP

By: Starboard Value R LP, its general partner

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Value and Opportunity S LLC

By: Starboard Value LP, its manager

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Value R LP By: Starboard Value R GP LLC, its general partner

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Value L LP By: Starboard Value R GP LLC, its general partner

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Value GP LLC

By: Starboard Principal Co LP, its member

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Principal Co LP By: Starboard Principal Co GP LLC, its general partner

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Authorized Signatory

Starboard Principal Co GP LLC Starboard Value R GP LLC

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Authorized Signatory

Peter A. Feld Jeffrey C. Smith

By:	/s/ Peter A. Feld
Name:	Peter A. Feld
Title:	Individually and As Attorney-in-Fact for Jeffrey C. Smith

Schedule I

Name	Shares
Starboard Value and Opportunity Master Fund Ltd (“Starboard”)	4,201,356 Shares beneficially owned directly, which includes 1,000 Shares held in record name

Starboard Value and Opportunity S LLC (“Starboard S LLC”)	635,161 Shares beneficially owned directly

Starboard Value and Opportunity C LP (“Starboard C LP”)	365,924 Shares beneficially owned directly

Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”)	309,732 Shares beneficially owned directly

Starboard Value L LP	309,732 Shares (consisting of the Shares beneficially owned directly by Starboard L Master)

Starboard Value R LP	365,924 Shares (consisting of the Shares beneficially owned directly by Starboard C LP)

Starboard Value R GP LLC	675,656 Shares (consisting of the Shares beneficially owned directly by Starboard L Master and Starboard C LP)

Starboard Value LP	6,540,000 Shares (consisting of the Shares beneficially owned directly by Starboard, Starboard S LLC, Starboard L Master and Starboard C LP and 1,027,827 Shares held in a certain account managed by Starboard Value LP (the “Starboard Value LP Account”))

Starboard Value GP LLC	6,540,000 Shares (consisting of the Shares beneficially owned directly by Starboard, Starboard S LLC, Starboard L Master and Starboard C LP and 1,027,827 Shares held in the Starboard Value LP Account)

Starboard Principal Co LP	6,540,000 Shares (consisting of the Shares beneficially owned directly by Starboard, Starboard S LLC, Starboard L Master and Starboard C LP and 1,027,827 Shares held in the Starboard Value LP Account)

Starboard Principal Co GP LLC	6,540,000 Shares (consisting of the Shares beneficially owned directly by Starboard, Starboard S LLC, Starboard L Master and Starboard C LP and 1,027,827 Shares held in the Starboard Value LP Account)

Jeffrey C. Smith	6,540,000 Shares (consisting of the Shares beneficially owned directly by Starboard, Starboard S LLC, Starboard L Master and Starboard C LP and 1,027,827 Shares held in the Starboard Value LP Account)

Peter A. Feld	6,553,283 Shares (consisting of the Shares beneficially owned directly by Starboard, Starboard S LLC, Starboard L Master and Starboard C LP, 1,027,827 Shares held in the Starboard Value LP Account and 13,283 Shares beneficially owned directly by Mr. Feld)

Exhibit A

Agreement and Plan of Merger